UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 18, 2025

Date of Report (date of earliest event reported)

SHIFT4 PAYMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39313	84-3676340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3501 Corporate Pkwy

Center Valley, PA 18034

(Address of principal executive offices) (Zip Code)

(888) 276-2108

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	FOUR	The New York Stock Exchange
6.00% Series A Mandatory Convertible Preferred Stock, par value $0.0001 per share	FOUR.PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 3, 2025, Shift4 Payments, Inc., a Delaware corporation (“Shift4”), announced the expiration of the cash tender offer (the “Offer”) by Global Blue Group Holding GmbH (f/k/a GT Holding 1 GmbH), a Swiss limited liability company and indirect wholly owned subsidiary of Shift4 (“Merger Sub”), to acquire all of the outstanding (i) registered ordinary shares, nominal value of CHF 0.01 per share, of Global Blue Group Holding AG (“Global Blue”), a stock corporation incorporated under the laws of Switzerland (the “Global Blue Common Shares”), at a price per share equal to $7.50 (the “Common Shares Consideration”), (ii) registered series A convertible preferred shares, nominal value of CHF 0.01 per share, of Global Blue (the “Global Blue Series A Shares”), at a price per share equal to $10.00 (the “Series A Shares Consideration”), and (iii) registered series B convertible preferred shares, nominal value of CHF 0.01 per share, of Global Blue (the “Global Blue Series B Shares”, and together with the Global Blue Common Shares and the Global Blue Series A Shares, the “Global Blue Shares”), at a price per share equal to $11.81 (the “Series B Shares Consideration”, and together with the Common Shares Consideration and the Series A Shares Consideration, the “Offer Consideration”), net to the shareholders of Global Blue in cash, without interest and upon the terms and subject to the conditions of the Offer, pursuant to that certain Transaction Agreement, dated February 16, 2025 (as it may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and between Shift4 and Global Blue and, from and after its execution and delivery of a joinder thereto on February 25, 2025, Merger Sub. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Transaction Agreement. Following consummation of the Offer on July 3, 2025, Shift4 directly or indirectly owned 97.37% of all outstanding Global Blue Shares.

On August 18, 2025, Merger Sub and Global Blue consummated a statutory squeeze-out merger in accordance with the laws of Switzerland and a merger agreement (the “Merger Agreement”) entered into between Merger Sub and Global Blue, pursuant to which Global Blue merged with and into Merger Sub, with Merger Sub continuing as the surviving entity and wholly-owned subsidiary of Shift4 (the “Merger”). At the effective time of the Merger, each Global Blue Share (other than any Global Blue Shares directly or indirectly owned by Global Blue, Shift4 or any of their subsidiaries) that was not validly tendered and accepted pursuant to the Offer was cancelled and converted into the right to receive the applicable Offer Consideration, without interest and pursuant to the terms of the Offer. Each Global Blue Share directly or indirectly owned by Global Blue, Shift4 or Merger Sub was deemed cancelled without any conversion thereof.

On August 18, 2025, Global Blue (i) notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and (ii) requested that NYSE (x) suspend trading of the Global Blue Shares, effective prior to market open on August 18, 2025, and (y) file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Global Blue Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Global Blue also intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Global Blue Shares under Section 12(g) of the Exchange Act and the suspension of Global Blue’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Global Blue Shares as promptly as practicable.

The description of the Transaction Agreement and Merger Agreement contained in this Item 2.01 (including the descriptions in the immediately preceding paragraphs) do not purport to be complete and are subject to and qualified in their entirety by reference to the Transaction Agreement, which was filed as Exhibit 2.1 to Shift4’s Current Report on Form 8-K, filed with the SEC on February 18, 2025, and the Merger Agreement, which was filed as Exhibit 10.5 to Shift4’s Form 10-Q, filed with the SEC on August 5, 2025, the terms of which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On August 18, 2025, Shift4 and Global Blue issued a joint press release announcing the consummation of the Merger. The press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished under Item 7.01 and Exhibit 99.1 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Shift4 under the Securities Act of 1933 as amended (the “Securities Act”) or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated August 18, 2025, of Shift4 Payments, Inc. and Global Blue Group Holding AG.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Shift4 intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding Shift4’s expectations associated with the benefits, synergies, efficiencies, and opportunities arising from the acquisition of Global Blue by Shift4 pursuant to the Offer and the Merger, the deregistration and delisting of Global Blue securities and associated filings, and the timing of any of the foregoing. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause each of our actual results, performance or achievements, respectively, to be materially different from any results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to the substantial and increasingly intense competition worldwide in the financial services, payments and payment technology industries; each of our ability to continue to expand our respective share of the existing payment processing markets or expand into new markets; additional risks associated with each of our expansion into international operations, including compliance with and changes in foreign governmental policies, as well as exposure to foreign exchange rates; and each of our respective ability to integrate and interoperate each of our services and products with a variety of operating systems, software, devices, and web browsers, and the other important factors discussed under the caption “Risk Factors” in Shift4’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and our other filings with the SEC. Any such forward-looking statements represent management’s expectations as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, Shift4 disclaims any obligation to do so, even if subsequent events cause our view to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2025	Shift4 Payments, Inc.

	By:	/s/ Jordan Frankel
	Name:	Jordan Frankel
	Title:	Secretary, General Counsel and Executive Vice President, Risk and Compliance